UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 30, 2021
Semrush Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction
of Incorporation)

001-40276	83-4053265
(Commission File Number)	(I.R.S. Employer Identification No.)
800 Boylston Street, Suite 2475 Boston, Massachusetts	02199
(Address of Principal Executive Offices)	(Zip Code)
(800) 851-9959
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common stock, par value $0.00001 per share	SEMR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of December 30, 2021, Semrush Holdings, Inc. (the “Company”), Semrush Inc., a subsidiary of the Company (together with the Company, the “Borrowers”), Goldman Sachs Lending Partners LLC, and JPMorgan Chase Bank, N.A. entered into the Amendment No. 1 to Credit Agreement (the “Amendment”). Capitalized terms used herein but not otherwise defined shall have the meanings provided to such terms in the Amendment.

The Amendment amended the Credit Agreement dated as of January 12, 2021 (the “Credit Agreement”), to:
•Permit the Borrowers to invest up to a maximum amount of $100,000,000 at any time outstanding in a new wholly owned subsidiary of the Company, Semrush Securities Corporation (“SSC”), a corporation that qualifies as a Massachusetts securities corporation pursuant to Chapter 63, Section 38B of the Massachusetts General Laws;

•Exclude SSC from guaranteeing the obligations of the Borrowers and from granting a lien on its assets to secure the obligations of the Borrowers to the extent that any such guarantee and lien would cause SSC to no longer qualify as a Massachusetts securities corporation; and

•Increase the liquidity requirements such that the Company’s Liquidity cannot be less than the greater of (i) $10.0 million and (ii) Cash Burn.

The description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMRUSH HOLDINGS, INC.

Date: January 6, 2022	By:	/s/ Sharon Levine
Sharon Levine
Senior Vice President and General Counsel